NET INCOME (LOSS) PER SHARE	12 Months Ended
Sep. 30, 2025
EARNINGS (LOSS) PER SHARE – BASIC AND DILUTED
NET INCOME (LOSS) PER SHARE

NOTE 12 － NET INCOME (LOSS) PER SHARE

	Years ended September 30,
	2023	2024	2025	2025
	HKD	HKD	HKD	USD

Numerator:
Net income (loss) attributable to the Company’s shareholders	$6,561,051	$7,461,446	$(40,947,492)	$(5,262,566)

Denominator:
Weighted average ordinary shares outstanding
Basic and diluted	20,200,000	20,200,000	22,004,808	22,004,808

Net income (loss) per share
Basic and diluted	$0.32	$0.37	$(1.86)	$(0.24)

* The share amounts and per share data are presented on a retroactive basis, giving effect to the effectiveness of Group Reorganization and Share Redesignation (see Note 1).

Basic earnings per ordinary share are computed by dividing net income available to the Company’s ordinary shareholders by the weighted average number of ordinary shares outstanding during the year using the two-class method. The liquidation and dividend rights of the holders of the Company’s Class A and Class B ordinary shares are identical, except with respect to voting and conversion rights. As a result, under the two-class method in accordance with ASC 260, net income available to the Company’s ordinary shareholders is allocated between Class A and Class B ordinary shares and other participating securities based on participating rights in undistributed earnings on a proportionate basis.

For the year ended September 30, 2025, diluted weighted-average ordinary shares outstanding is equal to basic weighted-average ordinary shares, due to the Company’s net loss position. Hence, no ordinary shares equivalents were included in the computation of diluted net loss per share since such inclusion would have been antidilutive.

707 CAYMAN HOLDINGS LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS